UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2012

Kforce Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2012, the Board of Directors (“Board”) of Kforce Inc. (“Kforce”) approved a succession plan, under which the following changes are expected to occur: (1) William L. Sanders will continue serving in his current role as President through December 31, 2012 and then will begin serving in a new capacity as a non-board member Vice Chairman on January 1, 2013; (2) effective January 1, 2013, Kforce’s current Chief Financial Officer, Joseph J. Liberatore, will assume the role of President and (3) effective January 1, 2013, David M. Kelly, Kforce’s current Senior Vice President of Finance and Accounting, will assume the role of Chief Financial Officer. Mr. Sanders may continue to serve Kforce in a limited capacity beyond his expected retirement date, which is expected to be in June 2013.

As of the date of filing this Current Report on Form 8-K, Messrs. Liberatore and Kelly have not entered into any material plan, contract or arrangement, or received any material grant or award, in connection with their role changes. The proposed compensation plan structure changes for Kforce’s named executive officers is expected to be released in a Current Report on Form 8-K on or about November 2, 2012. The Compensation Committee of the Board is expected to approve the compensation plan structure by December 31, 2012.

As disclosed in the Definitive Proxy Statement on Schedule 14A filed with the SEC on April 27, 2012:

•

Joseph J. Liberatore, 49, has served as Kforce’s Executive Vice President and Chief Financial Officer since July 2008, Senior Vice President and Chief Financial Officer since October 2004 and Corporate Secretary since February 2007. Prior to his appointment as Chief Financial Officer, Mr. Liberatore had served as Senior Vice President from 2000 to July 2008, Chief Talent Officer from 2001 to 2004 and Chief Sales Officer from September 2000 to August 2001. Mr. Liberatore has served in various roles in Kforce since 1988.

•

David M. Kelly, 47, has served as Kforce’s Senior Vice President, Finance and Accounting since February 2009 and Corporate Assistant Secretary since October 2010. Mr. Kelly joined Kforce in 2000 and has served as Vice President, Finance from January 2005 to February 2009, Chief Accounting Officer from November 2000 to January 2005 and Group Financial Officer from January 2000 to November 2000. Prior to joining Kforce, Mr. Kelly served in various roles with different companies that included treasury director, vice president, and controller.

Item 7.01	Regulation FD Disclosure.

On October 29, 2012, Kforce issued a press release announcing the executive succession, a copy of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information furnished pursuant to Item 7.01 of this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release of Kforce Inc. dated October 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC. (Registrant)

October 29, 2012	By:	/s/ JOSEPH J. LIBERATORE
Joseph J. Liberatore,
Executive Vice President, Chief Financial Officer (Principal Financial Officer)

KFORCE INC. (Registrant)

October 29, 2012	By:	/s/ JEFFREY B. HACKMAN
Jeffrey B. Hackman,
Vice President, Chief Accounting Officer (Principal Accounting Officer)